Taxation	6 Months Ended
Jun. 30, 2025
Taxation [Abstract]
Taxation
7.	Taxation

Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company in the Cayman Islands to their shareholders, no Cayman Islands withholding tax will be imposed.

New York

Commencing from the year of assessment 2024, the New York’s statutory income tax rate is 8%.

Hong Kong

Commencing from the year of assessment 2018/2019, the first HK$2.0 million of profits earned by the Group’s subsidiaries incorporated in Hong Kong will be taxed at half the current tax rate (i.e., 8.25%) while the remaining profits will continue to be taxed at the existing 16.5% tax rate. Payments of dividends by the subsidiary to the Company are not subject to withholding tax in Hong Kong.

China

Effective from January 1, 2008, the PRC’s statutory income tax rate is 25%. The Company’s PRC subsidiaries are subject to income tax at the statutory rate of 25% except for TuanChe Internet, Tuan Yuan and Drive New Media, TuanChe Internet and Tuan Yuan have been reconfirmed as a “High and New Technology Enterprise” (“HNTE”) in 2021 for a period of 3 years and renewed in 2024, are subject to a preferential income tax rate of 15% from 2018 to 2026. Drive New Media, has been confirmed as a “High and New Technology Enterprise” (“HNTE”) in 2019 for a period of 3 years and renewed in 2022, is subject to a preferential income tax rate of 15% from 2019 to December 2025.

The following table presents an unaudited reconciliation of the differences between the statutory income tax rate and the Company’s effective income tax rate for the six months ended June 30, 2024 and 2025:

	For the six months ended
	June 30,
	2024	2025
	%	%
Statutory income tax rate of the PRC	25.0	25.0
Permanent differences	(4.5)	3.7
Change in valuation allowance	(12.5)	(20.4)
Effect of preferential tax rate	(2.6)	(7.2)
Others	(5.4)	(1.1)
Effective income tax rate	—	—